SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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PIPELINE DATA INC.

(Name of Registrant as Specified in its Charter)

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PIPELINE DATA INC.

1515 Hancock Street, Suite 301, Hancock Plaza

Quincy, Massachusetts 02169

NOTICE OF

ANNUAL MEETING OF STOCKHOLDERS

to be held on May 23, 2007

To the Stockholders:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Meeting”) of PIPELINE DATA INC., a Delaware corporation (the “Company”), will be held on Wednesday, May 23, 2007 at the Embassy Suites located at 5955 Northpoint Parkway, Alpharetta, Georgia 30022 at 10:00 a.m. EDT, for the following purposes:

•       To elect seven (7) members of our Board of Directors to serve until the next Annual Meeting of Stockholders, and until their successors have been duly elected and qualified;

•       To ratify and approve the appointment of Drakeford & Drakeford, LLC as the our independent auditors for the fiscal year ending December 31, 2006 and the current fiscal year ending December 31, 2007; and

•       To transact such other business as may properly be brought before the Meeting or any adjournment thereof.

Our Board of Directors has fixed the close of business on March 27, 2007 as the record date for the Meeting. Only stockholders of record on our stock transfer books at the close of business on that date are entitled to notice of, and to vote at, the Meeting.

A complete list of our stockholders entitled to vote at the Meeting will be available for inspection at our corporate offices at 1515 Hancock Street, Suite 301, Hancock Plaza, Quincy, Massachusetts 02169, during normal business hours for ten days prior to the Meeting. Our stockholder list also will be available at the Meeting.

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THIS MEETING. WE URGE YOU TO PROMPTLY SIGN, DATE, AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE.

ANY STOCKHOLDER GIVING A PROXY MAY REVOKE IT AT ANY TIME BEFORE THE PROXY IS VOTED BY GIVING WRITTEN NOTICE OF REVOCATION TO THE SECRETARY OF THE COMPANY, BY SUBMITTING A LATER-DATED PROXY, OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

By Order of the Board of Directors
	By:	/s/ Philip Chait
Dated: April 27, 2007		PHILIP CHAIT, Secretary

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, YOU ARE URGED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE THAT IS PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

PIPELINE DATA INC.

a Delaware corporation

1515 Hancock Street, Suite 301, Hancock Plaza

Quincy, Massachusetts 02169

PROXY STATEMENT

FOR

ANNUAL MEETING OF STOCKHOLDERS

May 23, 2007

INTRODUCTION

This Proxy Statement and the accompanying proxy are being furnished to stockholders by our Board of Directors in connection with the solicitation of the accompanying proxy for use at our Annual Meeting of Stockholders (the “Meeting”) to be held on Wednesday, May 23, 2007 at the Embassy Suites located at 5955 Northpoint Parkway, Alpharetta, Georgia 30022 at 10:00 a.m. EDT, or at any adjournments thereof.

Our principal executive offices are located at 1515 Hancock Street, Suite 301, Hancock Plaza, Quincy, Massachusetts 02169. The approximate date on which this Proxy Statement and the accompanying proxy will first be sent or given to our stockholders is on or about April 27, 2007.

RECORD DATE AND VOTING SECURITIES

Only stockholders of record at the close of business on March 27, 2007, the record date (the “Record Date”) for the Meeting, will be entitled to notice of, and to vote at, the Meeting and any adjournments thereof. As of the close of business on the Record Date, there were 48,088,995 outstanding shares of our common stock, $.001 par value (the “Common Stock”). Each outstanding share of Common Stock is entitled to one vote. There was no other class of our voting securities outstanding on the Record Date. A majority of our outstanding shares of Common Stock present in person or by proxy is required for a quorum.

VOTING OF PROXIES

A stockholder may ensure that their shares are voted at the Meeting in accordance with our Board of Directors’ recommendations by completing, signing, dating, and returning the enclosed proxy in the envelope provided. Submitting your proxy will not affect your right to attend the Meeting and vote in person. If the proxy is signed and returned without any direction given, shares will be voted in accordance with the recommendations of our Board of Directors as described in this Proxy Statement with respect to each of the proposals. Any stockholder giving a proxy may revoke it at any time before the proxy is voted by giving written notice of revocation to our Corporate Secretary, by submitting a later-dated proxy, or by attending the Meeting and voting in person.

Our Board of Directors is soliciting votes FOR election to the Board of Directors of its nominees, Messrs. Jack Rubinstein, MacAllister Smith, Kevin Weller, John Reeder, Harold Denton, Larry Goldstein and Michael Greenburg, and FOR approval of the appointment of Drakeford & Drakeford, LLC as its auditors. The Board of Directors urges you to sign, date, and return the enclosed proxy today.

If you have any questions, or need any assistance in voting your shares, please call (617) 405-2600 and our Corporate Secretary will be happy to help you.

If your shares are held in “street-name”, only your bank or broker can vote your shares and only upon receipt of your specific instructions. Please contact the person responsible for your account and instruct that individual to vote the proxy card as soon as possible.

QUORUM

In order to conduct any business at the Meeting, a quorum must be present in person or represented by valid proxies. A quorum consists of a majority of the shares of our Common Stock issued and outstanding on the Record Date (excluding treasury stock). All shares that are voted “FOR”, “AGAINST” or “WITHHOLD AUTHORITY” on any matter will count for purposes of establishing a quorum and will be treated as shares entitled to vote at the Meeting (the “Votes Present”).

ABSTENTIONS

While there is no definitive statutory or case law authority in Delaware, our state of incorporation, as to the proper treatment of abstentions, we believe that abstentions should be counted for purposes of determining both: (i) the total number of Votes Present, for the purpose of determining whether a quorum is present; and (ii) the total number of Votes Present that are cast (“Votes Cast”) with respect to a matter (other than in the election of our Board of Directors and ratification of independent auditors). In the absence of controlling precedent to the contrary, we intend to treat abstentions in this manner.

BROKER NON-VOTES

The term “broker non-vote” refers to shares held in street name that are not voted with respect to a particular matter, generally because the beneficial owner did not give any instructions to the broker as to how to vote such shares and the broker is not permitted under applicable rules to vote such shares in its discretion because of the subject matter of the proposal, but whose shares are present on at least one matter. We intend to count such shares as Votes Present for the purpose of determining whether a quorum is present. With regard to the election of our Board of Directors, and the ratification of the selection Drakeford & Drakeford, LLC as our independent auditors for the fiscal year ending December 31, 2006 and the current fiscal year ending December 31, 2007, the holder of record of shares of Common Stock held in street name is permitted to vote as it determines, in its discretion, in the absence of direction from the beneficial holder of the shares of Common Stock.

VOTES REQUIRED FOR APPROVAL

A plurality of the total Votes Cast by holders of our Common Stock is required for the election of directors. A vote to “WITHHOLD AUTHORITY” for any nominee for director will be counted for purposes of determining the Votes Present, but will have no other effect on the outcome of the vote on the election of directors.

A majority of the total Votes Cast by holders of our Common Stock is required to approve the selection of our independent auditors for the fiscal year ending December 31, 2006 and the current fiscal year ending December 31, 2007. A vote to “ABSTAIN” will have no other effect on the outcome of the vote the approval and ratification of Drakeford & Drakeford, LLC.

CORPORATE GOVERNANCE

Our Company operates within a comprehensive plan of corporate governance for the purpose of defining responsibilities, setting high standards of professional and personal conduct and assuring compliance with such responsibilities and standards. We regularly monitor developments in the area of corporate governance. In July 2002, Congress passed the Sarbanes-Oxley Act of 2002 ("Sarbanes-Oxley") which, among other things, establishes, or provides the basis for, a number of new corporate governance standards and disclosure requirements. In addition, the NASDAQ Stock Market has recently finalized changes to its corporate governance and listing requirements.

DIRECTOR INDEPENDENCE

In accordance with these latest developments, a majority of the current members of our Board of Directors are independent: namely, Harold Denton, Michael Greenburg, Larry Goldstein and John Reeder.

CODE OF BUSINESS CONDUCT AND ETHICS/CODE OF ETHICS AND CONDUCT

We have adopted a Code of Business Conduct and Ethics to be followed by our directors, officers and employees. Its purpose is to promote honest and ethical conduct, full, fair, accurate, timely, and understandable reporting and compliance with laws, as well as other matters. A copy of the Code of Business Conduct and Ethics is posted on our website at www.pipelinedata.com.

We have also adopted a Code of Ethics and Conduct to be followed by our Chief Executive Officer and all senior financial officers, including our chief financial officer, the controller and persons performing similar functions. Its purpose is to promote honesty and integrity, including the avoidance of any actual or apparent conflict of interest, full, fair, accurate, timely, and understandable reporting, prompt reporting to our audit committee of any significant deficiencies or material weaknesses in our internal controls over financial reporting, reporting fraud to our audit committee, compliance with laws, as well as other matters. As a mechanism to encourage compliance with the Code of Ethics and Conduct, we have established procedures to retain and treat complaints received regarding accounting, internal accounting controls or auditing matters. A copy of the Code of Ethics and Conduct is posted on our website at www.pipelinedata.com.

PROPOSAL I

ELECTION OF THE BOARD OF DIRECTORS

At this Meeting, all seven (7) members of our Board of Directors are to be elected. If elected, the term of the Board of Directors’ nominees expire at the next Annual Meeting, and when their respective successors are duly elected and shall have qualified.

Unless otherwise specified, all of the Proxies received will be voted FOR the election of the nominees named below to serve as directors until the next annual meeting of shareholders and until their successors have been chosen and qualify. If a quorum is present, the candidate or candidates receiving the highest number of votes will be elected. Brokers that do not receive instructions are entitled to vote for the election of directors. Abstentions from voting and broker non-votes on the election of directors will have no effect since they will not represent Votes Cast at the Meeting for the purpose of electing a director. Management has no reason to believe that any of the Board of Directors’ nominees will be unable or unwilling to serve as directors, if elected. Should any of the nominees not remain a candidate for election at the date of the Meeting, the proxies may be voted for a substitute nominee selected by our Board of Directors.

NOMINEES TO THE BOARD

The following table sets forth the nominees, their ages, principal occupations for the last five years and current public directorships or trusteeships:

Name	Director Since
Jack Rubinstein, 58, our Chairman of the Board for more than five years; general partner of DICA Partners, an investment hedge fund located in Scarsdale, New York, for more than five years.	1997
MacAllister Smith, 43, our President, Chief Executive Officer and Director for more than five years; president of SecurePay.com, Inc., a custom credit card transaction processor serving as a gateway intermediary for more than five years. (Since March 2002, SecurePay.com, Inc. has been our wholly-owned subsidiary.)	2002
Kevin Weller, 40, our Director since August 2002; president and director of Northern Merchant Services, Inc. ("NMS"I) since July 2001. (Since August 2002, Northern Merchant Services, Inc. has been our wholly owned subsidiary.)	2002
Harold Denton[1,2], 63, our Director since January 2006; president of General Land Abstract Company, the largest Title Insurance company in the state of New Jersey, for more than five years.	2006
Larry Goldstein[1,2], 65, our Director since January 2006; newly retired president of Petroleum Industry Research Associates, as a prominent expert in the petroleum industry, having served for more than five years. Mr. Goldstein is currently director of The Energy Policy Research Foundation and a member of The NPC, an advisory entity to the Secretary of Energy.	2006
Michael Greenburg[1,2,3,4], 50, our Director since January 2006, an attorney engaged in private practice with a focus on residential real estate transactions for more than five years.	2006
John Reeder[1,3,4], 65, our Director since January 2006, president of Peter D. Watson Agency, Inc., a large real estate brokerage firm in northern Vermont for more than five years. Since 2004, Mr. Reeder is on the board of directors of the National Conference on Citizenship, a congressionally chartered, Washington D.C. based organization dedicated to the promotion of civic involvement in the United States.	2006

1	Independent Director Nominee
2	Member of Audit Committee
3	Member of Compensation Committee
4	Member of Nominating and Governance Committee

NOMINATING AND GOVERNANCE COMMITTEE REPORT

The Nominating and Governance Committee of the Board of Directors is a separately-designated standing committee established in accordance with section 3(a)(58)(A) of the Exchange Act. This committee is comprised of John Reeder and Michael Greenburg. Each of Messrs. Reeder and Greenburg is an independent director as such term is defined by Rule 4200(a)(15) of the NASDAQ Stock Market listing standards.

The Nominating and Governance Committee identifies individuals qualified to become board members, selects nominees for election as directors and develops a set of corporate governance policies and procedures. The Nominating Committee met on March 29, 2007.

We, the members of the Nominating and Governance Committee hereby report that we have received no recommendations for board nominations from any stockholders and we hereby recommend to the Board of Directors the current slate of directors for the next annual meeting of our stockholders.

Nominating and Governance Committee

Michael Greenburg

John Reeder

The foregoing Report of the Nominating and Governance Committee shall not be deemed to be “soliciting material” or “filed” with the SEC or incorporated by reference in any previous or future document filed by the Company with the SEC under the Securities Act or the Exchange Act or subject to Regulation 14A or 14C or to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically requests that such Report be treated as soliciting material or specifically incorporates such Report by reference in any such document.

Descriptions of the committees to our Board of Directors, including our Nominating and Governance Committee, from which this report was provided, are provided below.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF ITS NOMINEES.

BOARD OF DIRECTORS AND COMMITTEES

We manage our business under the direction of our Board of Directors. Our Board meets on a regularly scheduled basis during our fiscal year to review significant developments affecting us and to act on matters requiring Board approval. It also holds special meetings when an important matter requires Board action between scheduled meetings. The Board met four times during the 2006 fiscal year. During 2006, each member of the Board participated in 100% of all Board and applicable committee meetings held during the period for which he was a director or committee member with the exception of Larry Goldstein who, due to extensive travel requirements in the third and fourth quarters, attended approximately 50% of Board and committee meetings. Mr. Goldstein has committed to resume full participation as a director. Directors are expected to attend all Board meetings and meetings of committees on which they serve, as well as each Annual Meeting. In 2006, all seven of the directors attended our Annual Meeting.

Committees of the Board of Directors

The following table identifies our standing committees and their members. All members of each committee are independent. Each of the committees operates under a written charter that governs its composition, responsibilities and operations. Each of the charters for the committees may be requested through the Investor Relations section of our website at www.pipelinedata.com.

Our Board of Directors has established an Audit Committee, a Compensation Committee and a Nominating and Governance Committee to devote attention to specific subjects and to assist it in the discharge of its responsibilities. The current members and the number of meetings held during 2006 are provided in the table below and detailed descriptions of our committees follow.

Director	Audit Committee	Compensation Committee	Governance Committee
Harold Denton	X*
Michael Greenburg	X	X	X
Larry Goldstein	X
John Reeder		X	X
Jack Rubinstein
MacAllister Smith
Kevin Weller
Number of Meetings in 2006	2	1	1

*	Chairman

Audit Committee. Our audit committee is comprised of Hal Denton, Larry Goldstein and Michael Greenburg. We believe that Hal Denton meets the requirements for a “financial expert” under the Sarbanes-Oxley Act of 2002 and the rules of the Securities and Exchange Commission. Each of Messrs. Denton, Goldstein and Greenburg is an independent director as such term is defined by Rule 4200(a)(15) of the NASDAQ Stock Market listing standards.

Our Audit Committee meets as needed to monitor both our external and internal audit functions as well as our internal control systems. Specifically, our audit committee is charged with the following responsibilities:

•	the engagement, oversight and compensation of our independent public accountants;
•	reviewing the plan, scope and results of the annual audit to be conducted by our independent public accountants;
•	pre-approving services provided to us by our independent public accountants;
•

meeting periodically with our independent public accountants and our Chief Financial Officer to review matters relating to our consolidated financial statements, our accounting principles and our system of internal accounting controls; and

•	reporting its recommendations as to the approval of our consolidated financial statements to our board of directors.

The Audit Committee Charter is appended to this proxy statement as ANNEX A. The Audit Committee met twice during 2006. The report of the Audit Committee required by the rules of the Securities and Exchange Commission is included in this proxy statement under the caption “Audit Committee Report.”

Compensation Committee. Our compensation committee is comprised of John Reeder and Michael Greenburg. Each of Messrs. Reeder and Greenburg is an independent director as such term is defined by Rule 4200(a)(15) of the NASDAQ Stock Market listing standards.

Our Compensation Committee approves the compensation objectives for our company and establishes the compensation for the chief executive officer and for the other executives, upon the recommendation of our Chief Executive Officer. The Compensation Committee reviews all components of compensation including base salary, bonus, equity compensation, benefits and other perquisites. Decisions by our Compensation Committee with respect to the compensation of executive officers are approved by the full Board of Directors. The Committee also assists our Board of Directors in evaluating potential candidates for executive positions. No interlocking relationship exists between our compensation committee and the compensation committee of any other company. The Charter of the Compensation Committee is included as ANNEX B to this proxy statement See “Compensation Discussion and Analysis” for more information regarding the role of management and compensation consultants in determining and/or recommending the amount or form of executive compensation.

The Compensation Committee Charter is appended to this proxy statement as ANNEX B. The Compensation Committee met once during 2006. The report of the Compensation Committee required by the rules of the Securities and Exchange Commission is included in this proxy statement under the caption “Compensation Committee Report.”

Nominating and Governance Committee. Our Nominating and Corporate Governance Committee is comprised of John Reeder and Michael Greenburg. Each of Messrs. Reeder and Greenburg is an independent director as such term is defined by Rule 4200(a)(15) of the NASDAQ Stock Market listing standards.

Our Nominating and Governance Committee identifies individuals qualified to become board members, selects nominees for election as directors and develops a set of corporate governance policies and procedures. Our Nominating and Governance Committee has not adopted a policy or process by which stockholders may make recommendations to this Committee of candidates to be considered by this Committee for nomination for election as Directors. The Committee has determined that it is not appropriate to have such a policy because such recommendations may be informally submitted to and considered by the Committee under its Charter. Shareholders may make such recommendations by giving written notice to Pipeline Data Inc., 1515 Hancock Street, Suite 301, Quincy, MA 02169, Attention: Corporate Secretary either by personal delivery or by United States mail, postage prepaid. While our Committee has not established a formal process for identifying and evaluating nominees for director, although generally the Committee may use multiple sources for identifying and evaluating nominees for director, including referrals from current directors and stockholders. Our Nominating and Governance Committee has identified certain qualifications it believes an individual should possess before it recommends such person as a nominee for election to the Board of Directors. The Committee believes that nominees for director should possess the highest personal and professional ethics, integrity, values and judgment and be committed to representing the long-term interests of the Company's shareholders. The Committee seeks to ensure that the composition of the Board of Directors at all times adheres to the independence requirements of the NASDAQ Stock Market, Inc. and reflects a range of talents, skills, and expertise, particularly in the areas of management, leadership, and experience in our Company's and related industries, sufficient to provide sound and prudent guidance with respect to our operations and our interests.

The Nominating and Governance Committee Charter is appended to this proxy statement as ANNEX C. The Nominating and Governance Committee met once in 2006. The report of the Compensation Committee required by the rules of the Securities and Exchange Commission is included in this proxy statement under the caption “Compensation Committee Report.”

OTHER EXECUTIVE OFFICERS

The following table sets forth our executive officers, their ages, principal occupations for the last five years and current public directorships or trusteeships. The table designates by asterisk our named executive officers (our "Named Executive Officers"), as that term is defined in Item 402(a)(3) of Regulation S-K and includes our chief executive officer, our chief financial officer, and each of our other three most highly compensated executive officers whose total salary and bonus exceeded $100,000. Our current chief financial officer, Curtis James, assumed this position in August 2006. Prior to this, our current treasurer Donald Gruneisen held the position as our chief financial officer. Thus, disclosure for Mr. Gruneisen as a Named Executive Officer will be provided for his service to our Company from January to August and disclosure for Mr. James as a Named Executive Officer will be provided for his service to our company from August through December.

Name	Officer since
Kevin Smith, 38, our Chief Operating Officer since May 2004. Smith was previously employed by Concord EFS (acquired by First Data Corp. (NYSE:FDC)) from 1998 to 2004, serving as senior vice president of ISO Sales and Chief Operating Officer of Concord Payment Systems, a wholly owned subsidiary of Concord EFS.	2004
Donald W. Gruneisen, 52, our Chief Executive Officer from September 2002 to September 2006 and has resumed this position as of April 27, 2007. From September 2006 to April 27, 2007, Mr. Curtis James acted as our Chief Financial Officer and Mr. Gruneisen acted as our Treasurer and Controller. We accepted Mr. James resignation on April 27, 2007. Mr. Gruneisen has been Treasurer and Chief Financial Officer of NMSI since July 2001. (Since August 2002, NMSI has been our wholly-owned subsidiary). Mr. Gruneisen serves as our principal financial and accounting officer.	2002
Curtis James, 40, was our Chief Financial Officer from September 2006 to April 27, 2007. James was previously employed by Fidelity National Information Services (NYSE:FIS) and Fidelity National Financial from November 2003 through July 2006 as vice president of corporate finance. Prior to that Mr. James was Senior Vice President of Finance and Accounting of Lender’s Service, Inc.	2006
Thomas Tesmer, 60, our Chief Technology Officer since July 2004. Tesmer was the president of Symmetrex, Inc., a processing company supporting third party clients that operated stored value card programs in the United States and foreign markets from October 2002 to July 2004. Mr. Tesmer is currently a member of the board of directors of Q Comm International, Inc., a publicly-traded technology company, which trades on the American Stock Exchange under the symbol QMM.	2004

James Plappert, 47, our chief marketing officer since October 2005. Plappert served as executive vice president of First American Payment Systems from January 2002 to April 2003 culminating in a private equity transaction with Lindsay, Goldberg and Bessemer. Plappert co-founded ACH Payment Solutions in 2002 where he remains a director. For over twelve years, Mr. Plappert has held a number of executive level board positions, including president, with the Electronic Transaction Association (ETA), the leading international trade association representing companies that offer electronic transaction products and services. He currently serves on the ETA President’s Advisory Council.

2005
Philip Chait, 42, is our corporate secretary and has been with our company for more than five years	2002

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of our common stock as of February 28, 2007 by:

•	each current director and director nominee;

•	each executive officer appearing in the Summary Compensation Table on page XX;

•	all directors and executive officers as a group; and

•

any person who is known by us to beneficially own more than 5% of the outstanding shares of our common stock based on our review of the reports regarding ownership filed with the Securities and Exchange Commission in accordance with Sections 13(d) and 13(g) of the Securities Exchange Act of 1934 (the “Exchange Act”).

Security ownership of management.

Name of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership		Percentage of Common Shares Outstanding

MacAllister Smith	6,178,508	(2)	12.8%
Kevin J Weller	3,040,000	(3)(4)	6.3%
Jack Rubinstein	2,009,075	(5)	*
Kevin Smith	259,400		*
James Plappert	270,000		*
John Reeder	122,000		*
Harold Denton	426,665		*
Larry Goldstein	0		*
Michael M. Greenburg	133,924		*

All Directors and Executive Officers as a Group (14 persons)	21,648,183		45.0%

*	less than one percent.

Security ownership of certain beneficial owners.

Name and address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percentage of Common Shares Outstanding
Chasm Holdings, Inc 1515 Hancock Street, Suite 301 Quincy, MA 02169	5,144,205		10.7%
Nancy Smith Weller 3 West Main Street Brasher Falls, NY 13613	3,435,000		7.1%
Centrecourt Asset Management LLC 350 Madison Avenue, 8th Floor New York, NY 10017	3,870,530 Exercisable options	(6)	Up to 8.0%
David Danzig 168 Thompson Street Suite 1 New York, NY 10012	4,699,029		9.8%
Gregory Danzig 10950 Redhawk Street Plantation, FL 33324	4,699,029		9.8%

(1)	Each stockholder, director and executive officer has sole voting power and sole dispositive power with respect to all shares beneficially owned by it, unless otherwise indicated.
(2)	Chasm Holdings is 50% owned by Catherine Brannon who is the sister of MacAllister Smith. The other 50% owner is Barbara Klein, Philip Chait’s sister.
(3)

Nancy Weller, Kevin Weller’s wife, beneficially owns 3,345,000 shares of common stock. Mr. Weller disclaims beneficial ownership of the shares held by Mrs. Weller, except to the extent of his pecuniary interest therein.

(4)

Kevin Weller, Nancy Weller’s husband, beneficially owns 3,040,000 shares of common stock and options to purchase 177,779 shares of common stock with 60 days hereof. Mrs. Weller disclaims beneficial ownership of the shares held by Mr. Weller, except to the extent of her pecuniary interest therein.

(5)	Fali Rubinstein, Mr. Rubinstein’s wife, owns 160,000 shares of restricted stock issued on October 1, 2001 in consideration of research and administrative services.
(6)

Based on a Schedule 13G/A filed by Richard Smithline, Centrecourt Asset Management LLC and CAMOFI Master LDC on February 16, 2007, CAMOFI Master LDC currently beneficially holds an aggregate of 3,870,530 shares which comprised of 2,139,788 held by CAMOFI, of which Mr. Smithline is a director and 305,571 shares of Common Stock underlying Warrants held by CAMOFI of which Mr. Smithline is a director. Richard Smithline is a Director of CAMOFI Master LDC and his address is 350 Madison Avenue, 8th Floor, New York, New York 10017. Centrecourt Asset Management LLC is the investment manager of CAMOFI Master LDC and its address is 350 Madison Avenue, 8th Floor, New York, New York 10017. The amount reflected above does not include any shares that may be issued pursuant certain anti-dilution provisions of the Convertible Notes and the warrants. In addition, the terms of the Convertible Notes and warrants provide that CAMOFI Master LDC is not entitled to receive shares upon exercise of the warrants, upon payment of principal and interest on the notes, or upon conversion of the notes if such receipt would cause CAMOFI Master LDC to be deemed to beneficially own in excess of 9.99% of the outstanding shares of our common stock on the date of issuance of such shares.

MANAGEMENT COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

Compensation Objectives

We refer to our Chief Executive Officer, our Chief Financial Officer, and each of our other three most highly compensated executive officers as our Named Executive Officers. For all our Named Executive Officers compensation is intended to be performance-based. Our Compensation Committee believes that compensation paid to executive officers should be closely aligned with our performance on both a short-term and long-term basis to create value for shareholders, and that such compensation should assist us in attracting and retaining key executives critical to our long-term success.

In establishing compensation for executive officers, the following are our Compensation Committee's objectives:

•	Attract and retain individuals of superior ability and managerial talent;
•	Ensure officer compensation is aligned with our corporate strategies, business objectives and the long-term interests of our shareholders; and
•

Enhance the officers' incentive to increase our stock price and maximize shareholder value, as well as promote retention of key people, by providing a portion of total compensation for management in the form of direct ownership in us through stock options and other compensatory stock and cash based bonus awards.

To achieve these objectives, our overall compensation program aims to pay our named executive officers competitively, consistent with our success and their contribution to that success. To accomplish this we rely on programs that provide compensation in the form of both cash and equity.

We have not retained a compensation consultant to review our policies and procedures with respect to executive compensation, although our Compensation Committee may elect to retain such a consultant in the future if it determines that so doing would be helpful in developing, implementing or maintaining compensation plans. However, in December 2006, our Chief Financial Officer conducted a compensation study of all executive and senior management for internal purposes and presented to our Chief Executive Officer.

Base Salary.

The compensation of our Chief Executive Officer is determined by the Compensation Committee. Compensation for our Named Executive Officers other than our Chief Executive Officer is determined by our Compensation Committee based upon consultation with our Chief Executive Officer, taking into account the same factors considered by our Compensation Committee and our Board in determining the Chief Executive Officer's compensation, as described below. Base salaries for all other executives are determined by our Chief Executive Officer based on the methods described below.

In its determination, our Compensation Committee takes into account input from other independent members of our board of directors and considers a number of factors including:

•	Consideration of our operating and financial performance, primarily its income before income taxes during the preceding fiscal year, as compared with prior operating periods;

•	Attainment of a level of compensation designed to retain a superior executive in a highly competitive environment;
•	Consideration of the individual's overall contribution to our Company;

In addition and to the extent available, our Compensation Committee considers publicly available data relating to the compensation practices and policies of other companies within and outside our industry. Our Compensation Committee compares our executive compensation against the compensation paid by these peer companies. While such comparisons may not always be appropriate as a stand-alone tool for setting compensation due to the aspects of our business and objectives that may be unique to us, we generally believe that gathering this information is an important part of our compensation-related decision-making process.

Although generally we believe that executive base salaries should be targeted taking into consideration the median of the range of salaries for executives in similar positions at comparable companies, we recognize that, to attract, retain and motivate key individuals, such as the named executive officers, our compensation committee may determine that it is in our best interests to negotiate total compensation packages with our executive management that may deviate from the general principle of targeting total compensation at the median level for the peer group. Actual pay for each named executive officer is determined around this structure, driven by the performance of the executive over time, as well as our annual performance.

Although our Compensation Committee has not adopted any formal guidelines for allocating total compensation between cash and equity, they consider the balance between providing short-term incentives and long-term parallel investment with shareholders to align the interests of management with shareholders.

Annual Changes in Base Salary

Using the median as a starting point, our Compensation Committee recommends annual changes in base salaries of the named executive officers based on its evaluation of past performance, job duties, scope and responsibilities and expected future contributions. In determining the level of base salary, an individual’s personal performance in achieving previously established goals is the most important factor

Annual Performance Based Compensation

For 2006, we did not have a formal performance based annual cash bonus award plan.  The Compensation Committee and Board of Directors have discretion as to whom bonuses will be awarded under the Plan. In addition, our Compensation Committee and Board of Directors have further discretion to award cash bonuses in addition to amounts calculated pursuant to the Plan where individual contributions to Company performance merit further reward. Thus, the amounts reported as bonus in the Summary Compensation Table reflect amounts that our Compensation Committee and Board of Directors believe appropriately reward individual contributions to total Company performance.

In March 2007, our Compensation Committee approved a performance based annual cash bonus award plan.  A portion of annual cash bonuses are linked to annual Company performance and a portion are related to annual individual contributions to Company performance. The purpose of the Plan is to support and promote the pursuit of our objectives and financial goals through the payment of annual cash bonuses to officers and non-commission based employees upon the percentage increase in earnings for the year.  Total performance based annual cash bonus pool size ranges from 0 – 15% of Income from Operations, but only after the company meets a minimum of 75% of budgeted Income from Operations .  The Company accrues funding for the plan, and creates a “pool” for distribution to participants based on performance related to specified company objectives. Individual awards, which can range from zero to one hundred and fifty percent of the pool percentage award, are determined on the basis of individual performance relative to specific personal objectives.  The targets for all employees ranges from 2.5 – 100% of base salary. The targets for annual incentive compensation for the Chief Executive Officer, and his executive committee for the ending December 31, 2007 ranged from 75% to 100% and 50% to 75% of base salary, respectively, based upon achievement of specific financial results that are consistent with the 2007 Officer Annual Incentive Compensation Plan financial objectives and personal objectives related to their positions.   The accrued funds can only be released after the submission and acceptance of Audited Financials.  Our Compensation Committee and Board of Directors have further discretion to award cash bonuses in addition to amounts calculated pursuant to the Plan where individual contributions to Company performance merit further or reduced rewards.

2005 Stock Incentive Plan

The purposes of our 2005 Stock Incentive Plan are to encourage ownership of our Common Stock by eligible plan participants and to motivate these participants to exert their best efforts on behalf of our Company. We believe that this will benefit the stockholders by associating the participants' interests with those of our stockholders and by enabling us to attract and retain personnel of the best available talent through the opportunity to share in the increased value of our common stock. All directors, officers, employees, consultants, advisors, agents, independent contractors or independent sales or service organizations providing us or our affiliates services are eligible to participate in our 2005 Stock Incentive Plan.

Our 2005 Stock Incentive Plan is administered by our Compensation Committee. The maximum aggregate number of shares of our stock that may be issued pursuant to this plan is 10,000,000, with adjustments for stock dividends and similar such events. Generally, no person may receive options to purchase or shares of restricted stock for more than 2,000,000 shares in the aggregate during any calendar year. Awards under our 2005 Stock Incentive Plan may be in the form of options or restricted stock.

Options. Options may be incentive stock options or nonqualified stock options for federal income tax purposes. Options vest and become exercisable at such times and upon such terms and conditions as determined by our Compensation Committee; provided, however, (a) an option generally may not be exercisable after the expiration of ten years from the date of grant or date of expiration, which ever is earlier, and (b) the per-share exercise price for any option generally may not be less than 100 percent of the fair market value of a share on the day that the option is granted.

Federal Income Tax consequences of Nonqualified Options. No federal income tax is imposed on the option holder upon the grant of a nonqualified stock option. Upon the exercise of a nonqualified stock option, the option holder will be treated as receiving compensation, taxable as ordinary income and subject to employment taxes in the year of exercise. The amount recognized as ordinary income and subject to employment taxes upon exercise is the excess of the fair market value of the shares of common stock at the time of exercise over the exercise price paid for such common stock. At the time common stock received upon exercise of a nonqualified stock option is disposed of, any difference between the fair market value of the shares of common stock at the time of exercise and the amount realized on the disposition will be treated as a capital gain or loss. The gain, if any, realized upon such a disposition will be treated as a long-term or short-term capital gain, depending on the holding period of the shares of common stock. Any loss realized upon such a disposition will be treated as a long-term or short-term capital loss, depending on the holding period of the shares of common stock.

Restricted Stock. Restricted Stock is a grant to a participant of shares of our Common Stock that are subject to forfeiture or restrictions on transfer that are identified in an Agreement. A participant who receives restricted stock is treated as our stockholder for all purposes, except that the rights of the participant may be limited under the terms of an agreement. Unless otherwise specified in an agreement, participants are entitled to receive dividends on and exercise voting rights with respect to shares of restricted stock.

Federal Income Tax Consequences of Restricted Stock Awards. A participant who has been granted an Award of restricted stock will not realize taxable income at the time of the Award, and we will not be entitled to a tax deduction at the time of the Award, unless the participant makes an election to be taxed at the time of the Award. When the restrictions lapse without an election by the participant to be taxed at the time of the Award, the participant will receive taxable income in an amount equal to the excess of the market value of the shares at such time over the amount, if any, paid for such shares. We will be entitled to a corresponding tax deduction assuming any federal income tax reporting requirements are satisfied.

Other Elements of Compensation and Perquisites.

Retirement Benefits. We maintain a SIMPLE IRA Plan to assist each of the named executive officers as well as all our employees in saving for their retirement. Our SIMPLE IRA plan matches an employee’s deferrals up to 1% of his or her compensation for the years 2006 and 2007.

Medical Insurance. We provide all our employees with coverage under medical, dental, vision, life insurance and disability plans.

Automobile Allowance. We provide MacAllister Smith, Kevin Smith and Thomas Tesmer with an automobile allowance during the term of the named executive officer's employment with us as we in our sole discretion may from time to time make available to our other executive employees of the same level of employment.

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Board of Directors is a separately-designated standing compensation committee established in accordance with section 3(a)(58)(A) of the Exchange Act. This committee is currently comprised of Michael Greenburg and John Reeder. Each of Messrs. Reeder and Greenburg is an independent director as such term is defined by Rule 4200(a)(15) of the NASDAQ Stock Market listing standards.

The Compensation Committee hereby reports that it has reviewed and discussed the Compensation Discussion and Analysis that is required by the rules established by the Securities and Exchange Commission. Based on such review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.

Compensation Committee

Michael Greenburg

John Reeder

The foregoing Report of the Compensation Committee shall not be deemed to be “soliciting material” or “filed” with the SEC or incorporated by reference in any previous or future document filed by the Company with the SEC under the Securities Act or the Exchange Act or subject to Regulation 14A or 14C or to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically requests that such Report be treated as soliciting material or specifically incorporates such Report by reference in any such document.

Descriptions of the committees to our Board of Directors, including our Compensation Committee, from whom this report was provided, are provided earlier in this proxy statement.

COMPENSATION TABLES

Summary Compensation Table

The following table sets forth certain information regarding cash compensation paid and certain other compensation accrued during our prior two fiscal years to our named executive officers our Chief Executive Officer, and the two highest paid executive officers whose total compensation exceeded $100,000 in 2006.

Summary Compensation Table

Name and principal position	Year	Salary ($)	Bonus ($)	Stock awards ($)(1)	Option awards ($)(2)	All other compensation ($)(3)	Total ($)
MacAlllister Smith, Chief Executive Officer	2006	248,400	0	0	13,161	2,726	264,287
	2005	235,808		0	10,200	0	246,008
Kevin Smith, Chief Operating Officer	2006	181,777	10,000	0	105,930	2,144	299,851
	2005	157,200		194,460	206,980		558,640
Thomas Tesmer Chief Technology Officer	2006	169,489	35,000	114,999		2,401	321,889
	2005	152,539		156,263	77,219		386,021

(1)

The amounts represent stock compensation recognized pursuant to Statement of Financial Accounting Standard No. 123 (revised 2004), “Share-Based Payment” (“SFAS 123R”) earned during the year ended December 31, by the named executive officers. Additional information about the assumptions that we used when valuing equity awards is set forth in our Annual Report on Form 10-KSB in Note H to the Notes to Consolidated Financial Statements for our fiscal years ended December 31, 2006. Pursuant to the acquisition of Securepay.com, Inc., Mr .MacAllister  Smith was issued 3,583,756 shares of our restricted common stock in 2005.

(2)

The amounts represent compensation expense recognized pursuant to Statement of Financial Accounting Standard No. 123 (revised 2004), “Share-Based Payment” (“SFAS 123R”) for stock options during the year ended December 31, 2006 (disregarding the estimate of forfeitures related to service-based vesting conditions) to the named executive officers. Additional information about the assumptions that we used when valuing equity awards is set forth in our Annual Report on Form 10-KSB in Note H to the Notes to Consolidated Financial Statements for our fiscal years ended December 31, 2006.

(3)	The amounts shown in this column for the other named executive officers represent company matching contributions under our SIMPLE IRA Plan and premium for group term life insurance.

The awards and other compensation items set forth in the Summary Compensation Table above are described in more detail under the heading “Compensation Discussion and Analysis” in this proxy statement.

Pursuant to a written employment agreement, dated April, 2004, Mr. Kevin Smith was named our chief operating officer and president of our subsidiary PDP. He is paid a salary of $150,000 per annum. Mr. Smith was granted 200,000 shares of our restricted common stock to vest over a three year period. He was also issued 1,000,000 options issued in 250,000 lots at strike prices of $1.50, $1.75, $2.00 and $2.25, respectively. The term of the options shall be 5 years from vesting. Mr. Smith may also receive up to 1,000,000 options based on milestones including on-budget operations and the profitable implementation of our ISO division. The exercise price of the options shall be based on the trailing 5 day average stock price of our common stock on the date of the award. Mr. Smith’s employment agreement has a term of three years.

Pursuant to a written employment agreement dated July 1, 2004, Mr. Thomas Tesmer was named our chief technology officer. He is paid a salary of $150,000 per annum. Mr. Tesmer was granted 150,000 shares of our restricted common stock to vest over a three year period. He was also issued 1,500,000 options in 500,000 lots at strike prices of $1.50, $2.25 and $3.00, respectively. The term of the options shall be 5 years from vesting. Mr. Tesmer’s employment agreement has a term of three years.

Outstanding Equity Awards at Fiscal Year-End

Name	Option awards
	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date
MacAllister Smith	350,000			$0.40	December 31, 2007
	96,666			$0.35	January 1, 2008
	89,000			$0.60	January 1, 2009
	47,333			$0.60	January 1, 2010
	47,334			$0.60	January 1, 2011
	56,211			$0.95	January 1, 2010
	29,895			$0.95	January 1, 2011
	29,894			$0.95	January 3, 2011
	65,800			$1.20	January 1, 2011
	81,600			$1.20	January 3, 2011

Kevin Smith	83,333			$1.50	May 13, 2010
	83,333			$1.75	May 13, 2010
	83,333			$2.00	May 13, 2010
	83,333			$2.25	May 13, 2010
	166,667			$1.50	January 3, 2011
	166,667			$1.75	January 3, 2011
	166,667			$2.00	January 3, 2011
	166,667			$2.25	January 3, 2011
	250,000			$1.15	January 2, 2011

James Plappert	250,000			$1.00	January 3, 2011
	3,231			$1.20	January 1, 2011
	6,461			$1.20	January 3, 2011

Directors' Compensation

Directors who are also our employees are not separately compensated for their service as directors. Our non-employee directors received the following aggregate amounts of compensation for the year ended December 31, 2006:

Director Compensation

Name	Fees earned or paid in cash ($)	Stock awards ($)	Option awards ($)	All other compensation ($)	Total ($)

Jack Rubinstein(1)				20,000	20,000

Harold Denton	4,900				4,900

Michael Greenburg	4,900				4,900

John Reeder	4.700				4,700

Lawrence Goldstein	2,300				2,300
(1)

In 2006 we entered into an agreement for advisory services with Capital Advisory Services which Mr. Rubinstein is a partner of. Under the agreement expenses of $20,000 were incurred in each 2006 and the first quarter of 2007

Directors' Fees

We paid each of our Directors who is not our employee of $1,500 for each regular or committee meeting of the Board of Directors attended within 75 miles of the director’s home and $2,000 for each board meeting they attend that is more than 75 miles from the director’s home. We pay independent directors $200 per hour for meetings held by conference call. We reimburse travel and incidental expenses incurred by directors in connection with attending meetings and performing other board related services. Our Company did not grant any options to non-employee directors in 2006.

Potential Payments Upon Termination or Change In Control

Following is information relating to potential payments to our Named Executive Officers upon termination of their employment or our change in control, other than payments that do not discriminate in scope, terms or operation in favor of the Named Executive Officers and that are available generally to all salaried employees (including, among other things, any accrued but unpaid base salary and other amounts accrued or owing through the date of termination, the distribution of balances under the Company’s SIMPLE IRA plan. and payments under our health and welfare plans).

Severance Arrangements under Employment Agreements

Each of our Named Executive Officers has an employment agreement that provides for a lump sum cash payment equal to one year’s base salary in the event that his or her employment is terminated without cause. For all of our named executive officers, “cause” means (i) their conviction of, or a plea of guilty or nolo contendere to (A) any felony, or (B) any misdemeanor reflecting upon their honesty or truthfulness; (ii) their breach or negligent performance of their duties and obligations arising under their agreement; (iii) their fraudulent conduct, either in connection with their duties as our employee or otherwise; (iv) material breach of any of our policies, rules, or regulations; (v) they die or become mentally or physically incapacitated or disabled so as to be unable to perform their duties; or (vi) the good faith determination of our Board that they have failed to perform their duties in a satisfactory manner

Accelerated Vesting or Payment of Incentives

In addition to the severance provisions described above, our annual and long-term incentives are subject to accelerated vesting or payment under certain circumstances as discussed below.

Annual equity awards made to our Named Executive Officers under our 2005 Stock Incentive Plan are in the form of options. In the event of the death or disability of the named executive officer or upon a change in control of the Company, the options would vest and become fully exercisable. Larger equity awards have been made to certain of our named executive officers in connection with entering into new employment agreements. These awards have been in the form of restricted shares and options which vest or become exercisable over a period of years. As is the case with annual equity awards under the 2005 Stock Incentive Plan, the restricted shares would vest and the options would vest and become fully exercisable in the event of the death or disability of the named executive officer or upon a change in control of our Company.

MANAGEMENT COMPLIANCE

Section 16(A) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires our Directors, executive officers and 10% shareholders to file with the Securities Exchange Commission ("SEC"). To our knowledge, based solely on review of the copies of these reports and written representations that no other reports were required, during 2006 all Section 16 (a) filing requirements applicable to its Directors and executive officers were complied with.

Sarbanes-Oxley Act Compliance

Sarbanes-Oxley sets forth various requirements for public companies and directs the Securities and Exchange Commission to adopt additional rules and regulations.

Currently, we believe we are in compliance with all applicable laws, rules and regulations arising from Sarbanes-Oxley. We intend to comply with all rules and regulations adopted by the Securities and Exchange Commission pursuant to Sarbanes-Oxley no later than the time they become applicable to us.

Compensation Committee Interlocks and Insider Participation

There were no transactions between any member of the compensation committee and our Company during the fiscal year ended December 31, 2006. No member of the compensation committee was an officer or employee of our Company or of any of our subsidiaries during fiscal 2006.

Certain Relationships And Related Party Transactions

In addition to the transactions described under "Director Independence," the following transactions are also required to be disclosed pursuant to Item 404 of Regulation S-K.

We lease our Brasher Falls, NY offices from Kevin Weller, our Director and president of our subsidiary NMSI, and Nancy Weller, vice president of our subsidiary NMSI. Our original lease, effective September 1, 2002, had a term of 1 year and automatically renewed unless canceled due to just cause. The lease provided for monthly rental payments of $1,000, with the ability to raise the monthly rental upon thirty days written notice based on the state of the economy. This lease was terminated in January 2006 when our Company’s offices were relocated to 3 West Main Street in Brasher Falls, N.Y. On January 1, 2006 we entered into a lease agreement with Weller Enterprises, owned by our director Kevin Weller and the vice president of our NMSI subsidiary, Nancy Weller, for the lease of 5,578 square feet at 3 West Main Street, Brasher Falls, New York. The lease has a term of 5 years and renews annually upon 60 days written notice unless canceled due to just cause. The lease provides for monthly rental payments of $3,000.

On March 8th, 2002, Jack Rubinstein, our Chairman of the Board, lent our company $100,000 for working capital purposes. The promissory note evidencing this transaction had a term of two year and accrued simple interest at the rate of 8%. The principal and interest of the note was converted into common stock of Pipeline at $.35 per share. Upon conversion, Mr. Rubinstein received warrants equal to 100% of the number of shares converted with minimum warrant issuance of to purchase 285,714 shares. On March 8, 2003, the note was renegotiated and the term was extended to March 8, 2005. On December 31, 2004 the note plus accrued interest of $22,088.95 was converted to 348,824 shares of our common stock and the expiration date of the warrants was extended to March 8, 2008.

In 2006 we entered into an agreement for advisory services with Capital Advisory Services which Mr. Rubinstein is a partner of. Under the agreement expenses of $20,000 were incurred in each 2006 and the first quarter of 2007.

Chasm Holdings, a stockholder holding approximately 17.5% of outstanding common stock prior to this offering, is 50% owned by Catherine Brannon, who is the sister of MacAllister Smith, our chief executive officer. The other 50% owner is Barbara Klein, who is the sister of Philip Chait, our secretary. MacAllister Smith is the president of Chasm Holdings.

PROCEDURES FOR CONTACTING DIRECTORS

Our Board of Directors has established a process for our stockholders to send them communications. Stockholders may communicate with our Board generally or a specific director at any time by writing to: Pipeline Data Inc., 1515 Hancock Street, Suite 301, Quincy, MA 02169, Attention: Phil Chait. We review all messages received, and forward any message that reasonably appears to be a communication from a stockholder about a matter of stockholder interest that is intended for communication to our Board of Directors. Communications are sent as soon as practicable to the director to whom they are addressed, or if addressed to the Board of Directors generally, to the chairman of the Nominating and Governance Committee. Because other appropriate avenues of communication exist for matters that are not of stockholder interest, such as general business complaints or employee grievances, communications that do not relate to matters of stockholder interest are not forwarded to our Board of Directors.

PROPOSAL II

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The accounting firm of Drakeford & Drakeford, LLC was selected by the Audit Committee of our Board of Directors as our independent auditors for the fiscal years ending December 31, 2006 and 2007. Said firm has no other relationship to our Company. Our Board recommends the ratification of the selection of the firm of Drakeford & Drakeford, LLC to serve as our independent auditors for the years ending December 31, 2006 and 2007. A representative of Drakeford & Drakeford, LLC, which has served as the Company's Independent Auditors since 2002, will be present at the forthcoming stockholders' meeting with the opportunity to make a statement if he so desires and such representative will be available to respond to appropriate questions. The approval of the proposal to ratify the appointment of Drakeford & Drakeford, LLC requires the affirmative vote of a majority of the votes cast by all stockholders represented and entitled to vote thereon. An abstention or withholding of authority to vote, therefore, will not have the same legal effect as an "against" vote and will not be counted in determining whether the proposal has received the required stockholder vote. However, brokers that do not receive instructions on this proposal are entitled to vote for the selection of the independent registered public accounting firm.

The following table sets forth the aggregate fees billed our Company for the years ended December 31, 2006 and 2005, by Drakeford & Drakeford, LLC .

	2006		2005
Audit Fees	$134,440	(a)	$ 66,200	(b)
Audit Related Fees	0		0
Tax Fees	5,800		5,800
All Other Fees	62,000	(c)	49,500	(d)
	$202,240		$121,800

(a)

Comprised of fees for financial statement audit and review of financial statements included in our Form 10-QSB quarterly reports, and services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements.

(b)

Comprised of fees for financial statement audit and review of financial statements included in our Form 10-QSB quarterly reports, and services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements.

(c)	For the year ended December 31, 2006, fees in the amount of $62,000 were billed for audits and due diligence work related to the acquisitions of Paynet Systems, Inc and Valadata, Inc

(d)	For the year ended December 31, 2005, fees in the amount of $49,500 were billed for audits and due diligence work related to the acquisitions of World Products, Inc and Charge.com, Inc

Pre-approval Policies and Procedures

All audit and non-audit services to be performed by our independent accountant must be approved in advance by the Audit Committee. Consistent with applicable law, limited amounts of services, other than audit, review or attest services, may be approved by one or more members of our Audit Committee pursuant to authority delegated by our Audit Committee, provided each such approved service is reported to the full Audit Committee at its next meeting.

All of the engagements and fees for our fiscal year ended December 31, 2006 were approved by the Audit Committee. In connection with the audit of our Financial Statements for the Fiscal Years ended December 31, 2006 and December 31, 2005, Drakeford & Drakeford, LLC only used full-time, permanent employees.

Our Audit Committee considered whether the provision of non-audit services by Drakeford & Drakeford, LLC was compatible with its ability to maintain independence from an audit standpoint and concluded that Drakeford & Drakeford, LLC’s independence was not compromised.

AUDIT COMMITTEE REPORT

The Audit Committee is a separately-designated standing audit committee established in accordance with section 3(a)(58)(A) of the Exchange Act. This committee is currently composed of Harold Denton, Larry Goldstein and Michael Greenburg. Each of Messrs. Denton, Goldstein and Greenburg is an independent director as such term is defined by Rule 4200(a)(15) of the NASDAQ Stock Market listing standards. The Board of Directors has determined that Hal Denton meets the requirements for a “financial expert” under the Sarbanes-Oxley Act of 2002 and the rules of the Securities and Exchange Commission.

The Audit Committee hereby reports that it is responsible for the engagement, oversight and compensation of the independent auditors for each fiscal year, which includes confirming the independence of the Independent Auditors. It also hereby reports that it is responsible for pre-approving services provided to us by our independent public accountants and reviewing the plan, scope and results of the annual audit to be conducted by our independent public accountants. The Audit Committee hereby reports that it meets periodically with our Company's independent public accountants and Chief Financial Officer to review matters relating to the consolidated financial statements, generally accepted accounting principles as they apply to our company and our system of internal accounting controls. Upon review, this committee considers and reports its recommendations as to the approval of our consolidated financial statements to our Board of Directors.

The Audit Committee hereby notes that the independent auditors are responsible for auditing the financial statements, as well as auditing our internal controls over financial reporting and that the activities of this Committee are in no way designed to supersede or alter those traditional responsibilities. This Committee's role does not provide any special assurances with regard to our financial statements, nor does it involve a professional evaluation of the quality of the audits performed by our independent auditors.

In connection with the audit of our financial statements for the year ended December 31, 2006, the Audit Committee hereby reports that it met with representatives from Drakeford & Drakeford, LLC, independent auditors. The Committee hereby reports that it has reviewed and discussed with Drakeford & Drakeford, LLC, the financial management and financial structure of our Company, as well as the matters relating to the audit required to be discussed by Statements on Auditing Standards 61 and 90, and Public Company Accounting Oversight Board Auditing Standard No. 2.

This Committee hereby reports that the Audit Committee and Drakeford & Drakeford, LLC also discussed Drakeford & Drakeford, LLC's independence. On February 5, 2007, the Audit Committee received from Drakeford & Drakeford, LLC the written disclosures and the letter regarding Drakeford & Drakeford, LLC's independence required by Independence Standards Board Standard No. 1.

In addition, the Audit Committee reports that it has reviewed and discussed with management our audited financial statements for the fiscal year ended December 31, 2006, as well as management's assessment of internal controls over financial reporting.

Based upon the review and discussions described above, the Audit Committee recommended to our Board of Directors, and the Board of Directors approved, that the financial statements audited by Drakeford & Drakeford, LLC, be included in our Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006.

AUDIT COMMITTEE

Harold Denton, Chairman

Larry Goldstein

Michael Greenburg

The foregoing Report of the Audit Committee shall not be deemed to be “soliciting material” or “filed” with the SEC or incorporated by reference in any previous or future document filed by the Company with the SEC under the Securities Act or the Exchange Act or subject to Regulation 14A or 14C or to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically requests that such Report be treated as soliciting material or specifically incorporates such Report by reference in any such document.

Descriptions of the committees to our Board of Directors, including our Audit Committee, from which this report was provided, are provided earlier in this proxy statement.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF DRAKEFORD & DRAKEFORD, LLC AS THE COMPANY’S INDEPENDENT AUDITORS FOR THE FISCAL YEARS ENDING DECEMBER 31, 2006 AND 2007.

OTHER MATTERS

So far as is now known, there is no business other than that described above to be presented for action by the shareholders at the meeting, but it is intended that the proxies will be exercised upon any other matters and proposals that may legally come before the meeting, or any adjournment or postponement thereof, in accordance with the discretion of the persons named therein.

DEADLINE FOR SHAREHOLDER PROPOSALS

To the extent permitted by law, any shareholder proposal intended for presentation at next year's annual stockholders' meeting must be received in proper form at our principal office, at 1515 Hancock Street, Suite 301, Hancock Plaza, Quincy, Massachusetts 02169, no later than December 11, 2007.

In accordance with and to the extent covered by Rule 14a-4(c)(1) of the Exchange Act, if we are not notified of a stockholder proposal by February 26, 2008, such proposal will not be included in the proxy statement for the next year's annual shareholders' meeting and we will be permitted to use its discretionary authority in respect thereof.

PROXY SOLICITATION

We will bear the cost of soliciting proxies. The transfer agent and registrar for our Common Stock, American Stock Transfer & Trust Company, N.A., as a part of its regular services and for no additional compensation other than reimbursement for out-of-pocket expenses, has been engaged to assist in the proxy solicitation. Proxies may be solicited through the mail and through telephonic or telegraphic communications to, or by meetings with, stockholders or their representatives by our directors, officers, and other employees who will receive no additional compensation therefor.

We request persons such as brokers, nominees, and fiduciaries holding stock in their names for others, or holding stock for others who have the right to give voting instructions, to forward proxy material to their principals and to request authority for the execution of the proxy, and we will reimburse such persons for their reasonable expenses.

ANNUAL REPORT

All stockholders of record as of March 27, 2007 have been sent, or are concurrently herewith being sent, a copy of our Annual Report for the fiscal year ended December 31, 2006. Such report contains certified consolidated financial statements of our Company and its subsidiaries for the fiscal year ended December 31, 2006.

The 2006 Annual Report to Stockholders, including financial statements, is being mailed herewith. If you do not receive your copy, please advise us and another will be sent to you. Certain information contained in our Annual Report on Form 10-K for the year ended December 31, 2006, filed on March 29, 2007, is incorporated by reference to this proxy statement.

By Order of the Company
Dated: Quincy, Massachusetts	By:	/s/ Philip Chait
April 27, 2007		PHILIP CHAIT, Secretary

A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2006, as filed with the Securities and Exchange Commission, may be obtained without charge by any stockholder of record on the record date upon written request addressed to: Secretary, Pipeline Data Inc., 1515 Hancock Street, Suite 301, Hancock Plaza, Quincy, Massachusetts 02169 or by visiting the Company's website at www.pipelinedata.com.

PIPELINE DATA

ANNUAL MEETING OF STOCKHOLDERS – May 23, 2007

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of Pipeline Data Inc. a Delaware Corporation (the “Company”), hereby appoints MacAllister Smith and Philip Chait with full power of substitution and to each substitute appointed pursuant to such power, as proxy or proxies, to cast all votes as designated hereon, which the undersigned stockholder is entitled to cast at the Annual Meeting of the Stockholders (the “Annual Meeting”) of Pipeline Data, Inc. to be held on Wednesday, May 23, 2007 at the Embassy Suites located at 5955 Northpoint Parkway, Alpharetta, Georgia 30022 at 10:00 a.m. EDT, and at any and all adjournments and postponements thereof, with all powers which the undersigned would possess if personally present (i) as designated below with respect to the matters set forth below and described in the accompanying Notice and Proxy Statement, and (ii) in their discretion with respect to any other business that may properly come before the Annual Meeting. The undersigned stockholder hereby revokes any proxy or proxies heretofore given by the undersigned to others for such Annual Meeting.

This proxy when properly executed and returned will be voted in the manner directed by the undersigned stockholder. If no direction is made, this proxy will be voted (1) FOR the election of all nominees listed in Proposal 1; (2) FOR the ratification of Drakeford & Drakeford, LLC as the Company’s independent auditors; and (3) in accordance with the discretion of the proxies or proxy with respect to any other business transacted at the Annual Meeting.

THE BOARD RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, and 3.

1.	Election of nominees named below to the Board of Directors of the Company.
|_|	FOR all nominees listed below (except as marked to the contrary below).
|_|	WITHHOLD AUTHORITY to vote for all nominees listed below.

Nominees: Jack Rubinstein, MacAllister Smith, Kevin Weller, John Reeder, Harold Denton, Larry Goldstein and Michael M. Greenburg.

INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee’s name in the space provided below.

2.            To ratify and approve the appointment of Drakeford & Drakeford, LLC as the Company’s independent auditors for fiscal year ending December 31, 2006 and for the current fiscal year ending December 31, 2007.

FOR |_|	AGAINST |_|	ABSTAIN |_|

This proxy may be revoked prior to the time it is voted by delivering to the Secretary of the Company either a written revocation or a proxy bearing a later date or by appearing at the Annual Meeting and voting in person.

DATED: ___________________, 2007

________________________, (L.S.)

(Signature)

                                                                             , (L.S.)

(Signature)

Your signature should appear the same as your name appears hereon. In signing as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which signing. When signing as joint tenants, all parties in the joint tenancy must sign. When a proxy is given by a corporation, it should be signed by an authorized officer and the corporate seal affixed. No postage is required if mailed in the United States.

PLEASE ACT PROMPTLY

PLEASE SIGN AND DATE THE REVERSE SIDE OF THIS PROXY CARD

AND RETURN IT IN THE ENCLOSED ENVELOPE TODAY

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